BLACKROCK FUNDS V

BlackRock GNMA Portfolio

BlackRock U.S. Government Bond Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 5, 2019 to the

Statement of Additional Information dated January 28, 2019,

as amended and supplemented to date

Effective immediately, the following changes are made to the Funds’ Statement of Additional Information:

The portion of the chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” with respect to “Derivatives” is deleted in its entirety and replaced with the following:

	GNMA Portfolio	U.S. Government Bond Portfolio
Derivatives	X	X
Hedging	X	X
Speculation
Risk Factors in Derivatives	X	X
Correlation Risk	X	X
Counterparty Risk	X	X
Credit Risk	X	X
Currency Risk		X
Illiquidity Risk	X	X
Leverage Risk	X	X
Market Risk	X	X
Valuation Risk	X	X
Volatility Risk	X	X
Futures	X	X
Swap Agreements	X	X
Credit Default Swaps and Similar Instruments	X	X
Interest Rate Swaps, Floors and Caps	X	X
Total Return Swaps	X	X
Options	See note 1 below	See note 1 below
Options on Securities and Securities Indices	X	X
Call Options	See note 1 below	See note 1 below
Put Options	See note 1 below	See note 1 below
Options on Government National Mortgage Association (“GNMA”) Certificates	See note 1 below	See note 1 below
Options on Swaps (“Swaptions”)	See note 1 below	See note 1 below
Foreign Exchange Transactions		X
Spot Transactions and FX Forwards		X
Currency Futures		X
Currency Options		See note 1 below
Currency Swaps		X

Footnote 1 to the chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” is deleted in its entirety and replaced with the following:

[1]

The Fund may not write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

The last paragraph in the section entitled “II. Investment Restrictions” with respect to each Fund’s fundamental investment restrictions is deleted in its entirety and replaced with the following:

While certain swaps are now considered commodity interests for purposes of the Commodity Exchange Act and the rules thereunder, at the time of the Fund’s adoption of fundamental investment restrictions no. 7, 10 and 12 above, many swaps were treated as securities for purposes of the Fund’s compliance with applicable law. Accordingly, fundamental investment restriction no. 7, which does not restrict transactions in options on securities and securities indices, and fundamental investment restrictions no. 10 and 12 are being interpreted to permit the Fund to engage in transactions in swaps and options on swaps, as applicable, related to financial instruments, such as securities, securities indices and currencies, but not to engage in transactions in swaps or options on swaps related to physical commodities, such as oil or metals.

The subsection entitled “Interest Rate Swaps, Floors, Caps and Swaptions” under the section entitled “Investment Risks and Considerations” in Part II of the Statement of Additional Information is renamed “Interest Rate Swaps, Floors and Caps” and all references with respect to swaptions therein are deleted.

The subsection entitled “Swaptions” under the section entitled “Investment Risks and Considerations” in Part II of the Statement of Additional Information is moved to the subsection entitled “Investment Risks and Considerations — Derivatives — Options” and restated as follows:

Options on Swaps (“Swaptions”). A swaption gives a counterparty the option (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at a designated future time on specified terms. A Fund may write (i.e., sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement and the potential for loss may be unlimited. Certain swaptions are permitted, although not required, to be cleared.

A Fund will likely enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions for hedging purposes, not for speculation.

Swaptions may be subject to correlation risk, leverage risk, illiquidity risk and market risk. See “Risk Factors in Derivatives” above.

Shareholders should retain this Supplement for future reference.

SAI-BRV-0619SUP